AMERICAN RESOURCES CORPORATION

(NASDAQ: AREC)

A leading supplier of raw material to the growing infrastructure market

2019 Disruptive Growth Conference

September 2019

DISCLAIMER

This document contains may include predictions, estimates or other information that might be considered forward-looking. While these forward-looking statements represent our current judgment on what the future holds, they are subject to risks and uncertainties that could cause actual results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward-looking statements in light of new information or future events. Throughout this document, we will attempt to present some important factors relating to our business that may affect our predictions. You should also review any and all SEC filings of each respective company for a more complete discussion of these factors and other risks, particularly under the heading "Risk Factors."

This document is neither an offer to sell nor a solicitation to purchase any of the Company's securities. Certain statements and financial projections in this Presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on management's current expectations, are generally identifiable by the use of terms, such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "possible," "potential," "predicts," "projects," "should," "would" and similar expressions. The potential risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein include, among others, the Company's ability to raise additional debt or equity financing, the Company's relationships with its current and future customers and business partners, the Company's ability to achieve anticipated results from acquisitions, and organic growth and development and overall business expansion. All reserve estimates (tonnage, quality, sell ability, etc) and other number and figures presented herein are management estimates only, may include reserves that are currently under lease negotiation (i.e., not currently controlled), and should be independently verified.

The reserve numbers presented herein are estimates based on available data and the interpretation of such data by the company and/or its advisors and/or consultants and are not classified as "proven" or "probable" pursuant to the definitions found within SEC's Industry Guide 7. Not all reserves are permitted and certain reserve numbers may include reserves under permit, permit in-process or leased, and in some cases prior leases that have lapsed and need to be re-obtained.

This presentation and the information herein is updated frequently and you should absolutely verify with management of the Company that this version is the most recent available. In the event that the information presented herein conflicts with Company public filings, the public filings shall be the governing document.

American Resources Corporation

- **Ticker: AREC (NASDAQ)**
- **Market Capitalization: $20.2 million**
- **Current Shares Outstanding: 26.9 million**
- **Price: $0.75 (as of 8/27/2019)**
- **Transfer Agent: VStock Transfer**
- **Website: www.americanresourcescorp.com**

American Resources Revenue Ramp-Up:



$7.6 Million
$20.8 Million
$31.2 Million
$16.33 Million
2016
2017
2018
YTD 2Q'19



McCoy Elkhorn, Mine #15 Raw Material Stockpile



Deane Mining, Stacker Tubes & Final Product Stockpile at Dawn

AMERICAN RESOURCES CORPORATION

Why Infrastructure? Why Now?

- The infrastructure market is experiencing **worldwide growth** with demand for raw materials projected to significantly outpace supply.
- In todays modern society there is **no substitute** for the input of metallurgical carbon in the new steel production process.
- **Metallurgical carbon** is the major beneficiaries of such demand given it's the underlying component of infrastructure development.



Steel Production (Metallurgical or Coking Carbon and PCI)

- Met Carbon is an irreplaceable ingredient in the steel making process contributing to 74% of worldwide steel production (with balance coming from recycling old steel).
- US metallurgical carbon is viewed as the highest quality in the world for steel making.



Cement Production & Other Industrial Uses (Specialty Carbon)

- About 85% of the fuel in cement manufacturing is sourced from carbon, with over 4.6 billion tons of cement produced in 2016.
- Specialty Carbon plays an irreplaceable role in many industrial applications such as computer chips, water and air filtration, carbon fiber, cell phones, silicon metals (lubricants, resins, cosmetics), and the transport sector, to name a few.

Metallurgical Carbon Industry Dynamics & Competitive Landscape

- The Carbon industry is very fragmented with a few large players and many small players without the logistics or capital to compete.
- ARC is the only metallurgical producers listed on a national exchange focused on new growth vs replacement growth or cash flow distributions.

Sources: US Energy Information Administration; International Energy Agency; Management estimates


COMPANY SUMMARY

McCoy Elkhorn, Bevins Branch Prep Plants

AMERICAN
RESOURCES CORPORATION

Delivering on Accretive Growth

American Resources is a low-cost supplier of metallurgical Carbon used in steel production for the growing infrastructure market.

- ✓ Owns all the infrastructure with ample capacity required to rapidly expand production at already approved mines.
- ✓ Five permits in production with over 37 permits to put into production over next five years.
- ✓ Company is poised for significant organic growth in 2020 resulting in over doubling revenue (20 to 30% EBITDA margins).
- ✓ Well below industry cap-ex needs to continually double revenue year over year ($10's of millions versus $100's of millions).



Metallurgical Carbon from McCoy Elkhorn Mine #15

Management Aligned With Investors

Management is highly invested in the company and on a combined basis is the largest owner of the common stock.

Robust Demand for Infrastructure

Infrastructure market is projecting significant growth worldwide with new infrastructure bills being announced for replacement and new development.

Seasoned Management

Executives have proven ability to negotiate and structure acquisitions and ramp up organic growth in good and challenging markets.

Operating Structure and Culture

Established operating culture instilling its key members to think like an owner / investor.

OPERATING SUBSIDIARIES: KENTUCKY

All the Company's operations are non-union and the platforms are highly scalable, running profitably at less then 25% of their name plate capacity.

MCCOY ELKHORN COAL LLC



Metallurgical (High Vol) mining operations

Location: Pike County, KY

- 2 operating mines (underground (u/g))
- 4 mines in-development (2 surface, 2 u/g)
- Significant carbon deposits and permit base beyond current development plans

Two state-of-the-art, processing facilities on-site: Bevins 1, at 800 tons-per-hour and Bevins 2, at 500 tons-per-hour capacity. Batch-weigh loadouts; 110-car storage on the CSX railroad

DEANE MINING LLC



Metallurgical, PCI, industrial and Specialty product

Location: Letcher County, KY

- 2 operating mines (u/g and surface)
- 3 mines in-development (2 u/g, 1 surface)
- Significant carbon deposit base beyond current development plans

800 tons-per-hour modern Mill Creek processing facility; Rapidloader batch-weigh loadout is a 110-car siding on CSX railroad with access to the Big Sandy and Elkhorn rate districts

WYOMING COUNTY COAL LLC



Metallurgical (Mid Vol) Carbon operation

Location: Wyoming County, WV

- 2 permitted underground mines
- Additional adjacent mid-vol metallurgical carbon deposits under evaluation.

Processing facility, the Hatcher Prep Plant, under rehabilitation and upgrade to be a state-of-the-art 500 tph facility; 110-car train loadout on Norfolk Southern rail load out facility

KNOTT COUNTY COAL LLC



PCI, industrial, & Specialty Product

Location: Knott, Floyd, & Perry Counties, KY

- 1 operating surface mine
- 1 deep mine in development
- Significant carbon deposit and permit base beyond current mines in production or development.

Supreme Energy, a modern processing facility, is a 400 tons-per-hour facility with fine material recovery. Batch-weigh loadout; 220-car storage; on the CSX railroad Big Sandy rate district (Bates Branch Loadout)

SUBSTANTIAL ASSET OWNERSHIP

American Resources has amassed a substantial base of assets with very low leverage in the heart of metallurgical carbon country which provides the platform to support massive growth.

American Resources Corp's Asset	Appraised Value	Source
WCC - Mineral	$17,408,545	Darco Appraisal
WCC - Faciilities	$18,026,700	Darco Appraisal
EKL - Mineral	$26,900,000	Purchase Price
MEC - Mine Infrastructure	$68,140,150	Darco Appraisal
MEC - Processing & Handling Faciilities	$76,324,400	Darco Appraisal
KCC - Processing & Handling Faciilities	$22,614,637	Implied on Darco Appraisal of MEC
DNE - Processing & Handling	$45,229,274	Implied on Darco Appraisal of MEC
Equipment	$53,006,118	Purchse Price, Hilco Appraisal and Replacement Cost
TOTAL	**$327,649,824**	

American Resources Corporation Asset Values
Total Value: $327,650,000



WCC - Mineral, $17,408,545 , 5%
WCC - Faciilities, $18,026,700 , 6%
EKL - Mineral, $26,900,000 , 8%
MEC - Mine Infrastructure, $68,140,150 , 21%
MEC - Processing & Handling Faciilities, $76,324,400 , 23%
KCC - Processing & Handling Faciilities, $22,614,637 , 7%
DNE - Processing & Handling, $45,229,274 , 14%
Equipment, $53,006,118 , 16%

Note: *"MEC" = McCoy Elkhorn Coal*
"DNE" = Deane Mining
"KCC" = Knott County Coal
"WCC" = Wyoming County Coal
"EKL" = Empire Kentucky Land

* *Appraised replacement value or implied replacement value is based on appraisals completed on the Company assets or using metrics based on appraisals for implied replacement value.*

AMERICAN RESOURCES CORPORATION



Metallurgical Carbon Market Overview

McCoy Elkhorn, Bevins Branch Prep Plants

AMERICAN
RESOURCES CORPORATION

METALLURGICAL CARBON MARKET OVERVIEW: WELL POSITIONED FOR GROWTH

Industry experts project that 84 million tons of additional annual global coking carbon capacity is needed by 2025 to meet the growing seaborne demand. American Resources is in position to supply the growing need of the global coking carbon market in being one of a very few operators with substantial growth in their metallurgical carbon pipeline.



Projected 2025 Seaborne Coking Carbon Supply & Demand
(in millions of short tons)
368
84
284
New capacity requirement
Output of current supply base after estimated depletion
Demand
Supply

Source: Wood Mackenzie, Arch Coal, internal forecasts

- *Annual seaborne demand for coking carbon is expected to increase an average of 1.5 percent per year through 2025 – increasing from 330 million tons currently to 368 million tons in 2025*
- *Industry experts project that mine depletion will reduce annual output by 2 percent per year, or approximately 46 million tons by 2025*
- *That will leave the market undersupplied by 84. million tons that will need to be filled with new mine capacity and mine expansion by 2025*
- *The two major coking carbon export markets are Australia and the united states:*

- Australian producers will struggle to fill the undersupplied gap in the market given a lack of development projects in their pipeline as well as logistic issues.

- The United States is a mature market with its coking carbon production coming from the Central Appalachian basin (CAPP) where there's a limited number of development projects.

Metallurgical Carbon Market Overview: Well Positioned For Growth

India is on track to become the world's largest importer of coking carbon in the near future


Indian Hot Metal Production
(in millions of tons)
55
60
63
69
73
78
2013
2014
2015
2016
2017
2018

Source: Wood Mackenzie, Arch Coal, internal forecasts

- *India has embarked on a massive infrastructure improvement initiative*
- *Indian steel output is up about 40 percent in the past five years*
- *Indian steel producers plan to add approximately 46 million tons of hot metal capacity by 2023 – increasing installed base by 50 percent*
- *The Indian government is targeting 330 million tons of steel mill capacity by 2030*
- *Tata steel expects steel production to reach 165 million tons by 2025, which could boost coking carbon requirements by about 33 million tons*
- *Given the poor quality of indigenous carbon, nearly all of that total will need to be imported*

METALLURGICAL CARBON MARKET OVERVIEW: WELL POSITIONED FOR GROWTH

The global demand for metallurgical carbon is robust and the economics are favorable to our business model and expansion.

METALLURGICAL CARBON SUPPLY/DEMAND & HISTORICAL PRICING

Demand for metallurgical carbon is exceeding the current available supply and projected available supply in the intermediate future…

Global Met Coal Supply/Demand (mn metric tons)	2011A	2012A	2013A	2014A	2015A	2016A	2017A	2018E	2019E	2020E
Imports										
China	45	54	75	62	48	59	70	71	71	71
India	34	37	37	40	42	44	48	52	54	57
Japan	64	67	77	74	70	74	72	74	74	74
European Union	46	44	40	46	45	44	47	48	48	48
Korea	29	26	28	30	33	32	32	32	32	32
Brazil/South America	23	24	24	23	24	23	24	24	24	24
Other	28	32	26	45	30	28	18	28	37	40
Exports										
Australia	133	145	170	187	186	188	171	183	188	190
United States	64	64	60	58	42	37	51	56	58	58
Canada	33	35	39	34	30	30	33	35	36	37
Russia	14	15	15	22	19	21	23	24	25	26
Mongolia	20	19	15	15	13	24	26	22	22	23
Other	5	6	8	5	5	4	7	8	11	12
Total Global Met Coal Trade	269	284	307	321	293	304	311	329	340	346
YoY Growth	0.7%	5.6%	8.2%	4.4%	-8.6%	3.7%	2.4%	5.8%	3.3%	1.8%
Cumulative Surplus (Deficit)	(18)	(2)	1	21	14	(18)	(27)	(23)	(21)	(19)

Source: Clarksons Platou Securities Inc.

Which has resulted in recent strength in met carbon pricing as a result of recent structural changes in the fundamental, global markets…



Hard Coking Carbon Spot Price
(USD / tonne)
280
260
240
220
200
180
160
140
120
100
80
6/16/2017
7/16/2017
8/16/2017
9/16/2017
10/16/2017
11/16/2017
12/16/2017
1/16/2018
2/16/2018
3/16/2018
4/16/2018
5/16/2018
6/16/2018
7/16/2018
8/16/2018
9/16/2018
10/16/2018
11/16/2018
12/16/2018
1/16/2019
2/16/2019
3/16/2019
4/16/2019
5/16/2019

Source: B Riley FBR

METALLURGICAL CARBON PRODUCTION COST CURVE

…While the company's cost of production remains significantly lower than its competitors, allowing the Company to remain competitive in all markets.



Met Coal Cost Curve
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
Spot prices are currently at ~$187/ton. Equities are pricing in ~$130/ton medium-term, which implies most new large met coal projects are unlikely to go forward
Adjusted All-in Cash Costs ($/ton)
Annualized Production (mm tons)
AAL
BHP
TCK
South32
RIO
GLEN
Other Aust.
ARCH
Russia
BTU
Other US
Rest Of World
Company Production Cost Range

Source: Clarksons Platou Securities Inc., Bloomberg, Company Documents, Management Estimates

- Company is at the low end of the met carbon cost curve (mid-$50's on an average basis across the current production and future production) enabling high margin and survivability during volatile times
- Company is able to see an immediate reduction in average production costs with additional volumes due to fixed costs being spread over more production.
- Global market will continue to see volatility, enabling the company to benefit from both upward spikes and managing through downturns due to its management and operating style.
- A fresh look at an old industry utilizing modern management and technology philosophies.



APPENDICES

Deane Mining, Mill Creek Prep Plant and Rapid Loader Load Out

AMERICAN RESOURCES CORPORATION

Comparable Company Valuations

				Revenue		EBITDA		EV/EBITDA	
Company	**Ticker**	**Market Cap**	**EV**	**2019E**	**2020E**	**2019E**	**2020E**	**2019E**	**2020E**
Coal									
Arch Coal	ARCH	$1,222	$1,140	$2,317	$2,245	$430	$366	2.7	3.1
Warrior Met Coal	HCC	$1,070	$1,290	$1,328	$1,155	$543	$390	2.4	3.3
Peabody Energy	BTU	$1,858	$2,440	$4,821	$4,570	$936	$740	2.6	3.3
Contura Energy	CTRA	$517	$864	$2,459	$2,280	$436	$320	2.0	2.7
Ramaco Resources	METC	$177	$186	$266	$293	$71	$71	2.6	2.6
Coke									
SunCoke Energy	SXC	$570	$1,390	$1,530	$1,470	$270	$271	5.1	5.1
Steel									
Nucor	NUE	$14,770	$17,720	$23,260	$23,135	$2,886	$2,648	6.1	6.7
US Steel	X	$1,900	$3,925	$13,478	$13,121	$932	$950	4.2	4.1
AK Steel	AKS	$694	$2,588	$6,658	$6,578	$486	$416	5.3	6.2

$ in millions

Reflects data as of 8/29/2019